GAMCO Gold Fund, Inc.
First Quarter Report
March 31, 2011

Caesar Bryan
To Our Shareholders,
     During the first quarter of 2011, the GAMCO Gold Fund’s (the “Fund”) Class AAA Share net asset value (“NAV”) declined 4.2% compared with the Philadelphia Gold and Silver Index (“XAU”) decline of 4.3% and the Lipper Precious Metals Fund Average decline of 1.9%.
     Enclosed is the investment portfolio as of March 31, 2011.
Comparative Results
Average Annual Returns through March 31, 2011 (a) (Unaudited)

						Since
						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	(7/11/94)
GAMCO Gold Fund Class AAA	(4.17)%	32.76%	9.48%	14.05%	26.54%	10.35%
Philadelphia Gold and Silver Index	(4.34)	31.14	7.04	8.88	16.38	3.98
Lipper Precious Metals Fund Average	(1.91)	41.13	13.26	16.14	26.23	9.14 (e)
S&P 500 Index	5.92	15.65	2.35	2.62	3.29	8.76 (e)
Class A	(4.20)	32.74	9.49	14.06	26.54	10.35
With sales charge (b)	(9.71)	25.11	7.35	12.71	25.80	9.96
Class B	(4.36)	31.73	8.65	13.18	25.74	9.93
With contingent deferred sales charge (c)	(9.14)	26.73	7.80	12.94	25.74	9.93
Class C	(4.37)	31.76	8.67	13.21	25.77	9.94
With contingent deferred sales charge (d)	(5.32)	30.76	8.67	13.21	25.77	9.94
Class I Shares	(4.12)	33.09	9.76	14.24	26.65	10.40
In the current prospectus dated April 29, 2011, the expense ratios for Class AAA, A, B, C, and I Shares are 1.44%, 1.44%, 2.19%, 2.19%, and 1.19%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Shares NAV per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Average reflects the average performance of mutual funds classified in this particular category. The Standard & Poor’s (“S&P”) 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	S&P 500 Index and the Lipper Precious Metals Fund Average since inception performance are as of June 30, 1994.
We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

GAMCO Gold Fund, Inc.
Schedule of Investments — March 31, 2011 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 99.7%
	METALS AND MINING — 99.7%
	Africa — 12.5%
544,000	AngloGold Ashanti Ltd., ADR	$26,084,800
1,893,249	Gold Fields Ltd., ADR	33,056,128
300,000	Harmony Gold Mining Co. Ltd., ADR	4,461,000
145,000	Impala Platinum Holdings Ltd.	4,195,462
456,000	Impala Platinum Holdings Ltd., ADR	13,110,000
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	2,533,580

		83,440,970

	Australia — 14.8%
1,451,000	Allied Gold Ltd.†	1,002,754
3,569,000	Centamin Egypt Ltd.†	7,730,686
2,000,000	Conquest Mining Ltd.†	1,179,160
3,125,000	Integra Mining Ltd.†	1,503,041
700,000	Kingsgate Consolidated Ltd.	6,291,957
200,000	Medusa Mining Ltd.	1,448,091
1,767,079	Newcrest Mining Ltd.	72,782,197
750,000	Perseus Mining Ltd.†	2,436,823
5,776,946	Red 5 Ltd.†	985,939
2,976,000	Red 5 Ltd., ASE†	507,908
1,500,000	Silver Lake Resources Ltd.†	3,227,175

		99,095,731

	Latin America — 1.4%
214,800	Compania de Minas Buenaventura SA, ADR	9,229,956

	North America — 51.0%
326,000	Agnico-Eagle Mines Ltd., New York	21,630,100
322,892	Agnico-Eagle Mines Ltd., Toronto	21,465,074
49,800	Alacer Gold Corp., OTC†	457,164
330,000	Alacer Gold Corp., Toronto†	3,032,800
5,500,000	Alexandria Mineral Corp.† (a)	907,684
80,000	Allied Nevada Gold Corp.†	2,838,400
482,400	Barrick Gold Corp., New York	25,041,384
182,661	Barrick Gold Corp., Toronto	9,493,850
150,000	Detour Gold Corp.†	4,743,682
200,000	Eastmain Resources Inc.†	323,878
754,900	Eldorado Gold Corp., New York	12,274,674
246,333	Eldorado Gold Corp., Toronto	4,017,044
467,500	Eldorado Gold Corp., Toronto (b)	7,623,698
455,000	Franco-Nevada Corp.	16,702,888
298,000	Franco-Nevada Corp. (a)	10,939,474
324,000	Freeport-McMoRan Copper & Gold Inc.	17,998,200
85,000	Gold Resource Corp.	2,262,700
73,150	Goldcorp Inc., New York	3,642,870
756,058	Goldcorp Inc., Toronto	37,697,621
1,100,000	Golden Predator Corp.†	1,043,837
1,050,000	Golden Predator Corp.† (a)	896,751
500,000	Golden Queen Mining Co. Ltd.†	1,449,201
1,500,000	Golden Queen Mining Co. Ltd.†	4,332,130
1,500,000	Golden Queen Mining Co. Ltd.† (b)	4,332,130
452,000	IAMGOLD Corp., New York	9,953,040
54,000	IAMGOLD Corp., Toronto	1,190,284
50,000	Keegan Resources Inc.†	435,792
300,000	Keegan Resources Inc.† (a)	2,614,750
375,000	Kinross Gold Corp., New York	5,906,250
587,189	Kinross Gold Corp., Toronto	9,254,510
170,000	MAG Silver Corp.†	2,028,778
1,400,000	Merrex Gold Inc.† (c)	794,224
600,071	Newmont Mining Corp.	32,751,875
410,000	Osisko Mining Corp.†	5,903,662
120,000	Osisko Mining Corp.† (b)	1,727,901
1,555,556	Papuan Precious Metals Corp.† (a)(c)	649,820
2,440,000	Petaquilla Minerals Ltd.† (a)	2,223,558
170,000	Royal Gold Inc.	8,908,000
1,075,000	SEMAFO Inc.†	10,300,929
600,000	SEMAFO Inc.† (b)	5,749,355
1,100,000	Torex Gold Resources Inc.†	2,064,982
4,100,000	Wesdome Gold Mines Ltd.	11,587,416
639,390	Yamana Gold Inc., New York	7,870,891
243,444	Yamana Gold Inc., Toronto	2,996,796

		340,060,047

	United Kingdom — 20.0%
1,430,500	Fresnillo plc	35,409,088
2,340,152	Hochschild Mining plc	24,195,129
285,000	Hummingbird Resources plc†	722,375
898,200	Randgold Resources Ltd., ADR†	73,239,228

		133,565,820

	TOTAL COMMON STOCKS	665,392,524

	WARRANTS — 0.3%
	North America — 0.3%
5,500,000	Alexandria Mineral Corp., expire 08/03/11† (a)(c)(d)	44,993
62,500	Franco-Nevada Corp., expire 03/13/12† (a)	375,193
87,500	Franco-Nevada Corp., expire 06/16/17†	559,567
4,900	Goldcorp Inc., expire 06/09/11†	19,012
525,000	Golden Predator Corp., expire 09/08/12† (a)(d)	124,330
275,000	Golden Predator Corp., expire 11/04/12† (b)(c)(d)	120,169
50,015	Kinross Gold Corp., expire 09/03/13†	73,771
63,800	Kinross Gold Corp., Cl. D, expire 09/17/14†	177,679
700,000	Merrex Gold Inc., expire 09/30/12† (c)	0
495,000	New Gold Inc., expire 04/03/12† (b)	38,293
777,778	Papuan Precious Metals Corp., expire 09/09/11† (a)(c)(d)	108,922
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14† (a)(d)	476,013

	TOTAL WARRANTS	2,117,942

See accompanying notes to schedule of investments.

GAMCO Gold Fund, Inc.
Schedule of Investments (Continued) — March 31, 2011 (Unaudited)

Market
Value
TOTAL INVESTMENTS — 100.0% (Cost $308,589,101)	$667,510,466

Aggregate tax cost	$308,589,345

Gross unrealized appreciation	$363,073,098
Gross unrealized depreciation	(4,151,977)

Net unrealized appreciation/depreciation	$358,921,121

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the market value of Rule 144A securities amounted to $19,361,488 or 2.90% of total investments.

(b)	At March 31, 2011, the Fund held investments in restricted securities amounting to $19,591,546 or 2.94% of total investments, which were valued under methods approved by the Board of Directors, as follows (except as noted in (d), these securities are liquid):

				03/31/11
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
467,500	Eldorado Gold Corp., Toronto	09/14/04	$5,135,639	$16.3074
275,000	Golden Predator Corp., Warrants expire 11/04/12	10/27/10	—	0.4370
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	2.8881
495,000	New Gold Inc., Warrants expire 04/03/12	03/09/07	108,702	0.0774
120,000	Osisko Mining Corp.	10/30/07	817,996	14.3992
600,000	SEMAFO Inc.	12/07/05	970,533	9.5823

(c)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At March 31, 2011, the market value of fair valued securities amounted to $1,718,128 or 0.26% of total investments.

(d)	Illiquid security.

†	Non-income producing security.

ADR	American Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	51.3%	$342,177,989
Europe	20.0	133,565,820
Asia/Pacific	14.8	99,095,731
Africa	12.5	83,440,970
Latin America	1.4	9,229,956

	100.0%	$667,510,466

See accompanying notes to schedule of investments.

GAMCO Gold Fund, Inc.
Notes to Schedule of Investments (Unaudited)
The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

GAMCO Gold Fund, Inc.
Notes to Schedule of Investments (Continued) (Unaudited)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2011 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 3/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
North America	$333,933,034	$6,127,013	—	$340,060,047
Other Countries (a)	325,332,477	—	—	325,332,477

Total Common Stocks	659,265,511	6,127,013	—	665,392,524

Warrants:
North America	1,205,222	912,720	$0	2,117,942

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$660,470,733	$7,039,733	$0	$667,510,466

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the period ended March 31, 2011.
The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

										Net change
										in unrealized
										appreciation/
										depreciation
										during the
										period on
				Change in						Level 3
	Balance	Accrued	Realized	unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	gain/	appreciation/			into	out of	as of	held at
	12/31/10	(premiums)	(loss)	depreciation	Purchases	Sales	Level 3†	Level 3†	3/31/11	3/31/11

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Warrants:
North America	$—	$—	$—	$—	$0	$—	$—	$—	$0	$—

TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$—	$0	$—	$—	$—	$0	$—

†	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

GAMCO Gold Fund, Inc.
Notes to Schedule of Investments (Continued) (Unaudited)
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2011, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at March 31, 2011, if any, are not accounted for as hedging instruments under GAAP.

GAMCO Gold Fund, Inc.
Notes to Schedule of Investments (Continued) (Unaudited)
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended March 31, 2011, the Fund held no investments in forward foreign exchange contracts.
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

GAMCO Gold Fund, Inc.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Directors
Mario J. Gabelli, CFA	Anthonie C. van Ekris
Chairman and Chief	Chairman
Executive Officer	BALMAC International, Inc.
GAMCO Investors, Inc.

E. Val Cerutti	Salvatore J. Zizza
Chief Executive Officer	Chairman
Cerutti Consultants, Inc.	Zizza & Co., Ltd.

Anthony J. Colavita	Daniel E. Zucchi
President	President
Anthony J. Colavita, P.C.	Daniel E. Zucchi Associates

Werner J. Roeder, MD
Medical Director
Lawrence Hospital

Officers and Portfolio Manager
Caesar M. P. Bryan	Bruce N. Alpert
Portfolio Manager	President and Secretary

Peter D. Goldstein	Agnes Mullady
Chief Compliance Officer	Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP

This report is submitted for the general information of the shareholders of GAMCO Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q111SR
GAMCO
GAMCO Gold Fund, Inc.
FIRST QUARTER REPORT
MARCH 31, 2011